Exhibit 99.1



In re: Delta Woodside    UNITED STATES BANKRUPTCY COURT        Case no: 06-11146
Industries, Inc.              DISTRICT OF DELAWARE        12/3/2006 - 12/30/2006

                            Monthly Operating Report


                                                                       Document     Explanation
Required Documents                                        Form No.     Attached       Attached

Schedule of Cash Receipts and Disbursements               MOR - 1        Yes
   Bank Reconciliation                                    MOR - 1        Yes
   Copies of bank statements
   Cash disbursements journals
Statement of Operations                                   MOR - 2        Yes
Balance Sheet                                             MOR - 3        Yes
Status of Post-Petition Taxes                             MOR - 4        Yes
   Copies of IRS Form 6123 or payment receipt
   Copies of tax returns filed during reporting period
Summary of Unpaid Post-Petition Debts                     MOR - 4        Yes
   Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging              MOR - 5        N/A
Debtor Questionnaire                                      MOR - 5        Yes


---------------------------------------------   --------------------------------
Signature of Debtor                                           Date

---------------------------------------------   --------------------------------
Signature of Joint Debtor                                     Date

/s/ W. H. Hardman, Jr.                                  January 22, 2006
---------------------------------------------   --------------------------------
Signature of Authorized Individual

W. H. Hardman, Jr.                                  Chief Financial Officer
---------------------------------------------   --------------------------------
Printed Name of Authorized Individual           Title of Authorized Individual

In re: Delta Woodside    UNITED STATES BANKRUPTCY COURT        Case no: 06-11146
Industries, Inc.              DISTRICT OF DELAWARE        12/3/2006 - 12/30/2006


Delta Mills, Inc., et. al.
(Dollars in Thousands)

-------------------------------------------------------------- -------- ---------- --------- ---------
                                                 WEEK ----->>         8          9        10        11
                                                               -------- ---------- --------- ---------
                                                                 09-Dec     16-Dec    23-Dec    30-Dec
                                                               ---------------------------------------

Delta Mills, Inc.
-----------------

Sales
-----

  Government Sales
  Twill Sales
                                                               ---------------------------------------
Total Net Sales                                                     954      1,244     1,439       555
                                                               ---------------------------------------

Opening Cash Balance                                                150        150       103       100

Cash Receipts:
--------------
  Accounts Receivable Collections- Collections Basis                506      1,032       839       547
  Accounts Receivable Collections- Maturity Basis                 1,501        811         -       811
  Nylon Payments/Other Total Cash Receipts                           48          8         4         1
                                                               ---------------------------------------
  Total Cash Receipts                                             2,055      1,850       843     1,358
                                                               ---------------------------------------
Operating Disbursments:
-----------------------
  A / P Disbursements                                                53          1       255        52
  Wires Out                                                         517         27        72        13
  Net Wages and Salaries                                             90        137        73        50
  Wind Down Team                                                      -          -         -         -
                                                               ---------------------------------------
  Total Operating Disbursements                                     659        165       400       115
                                                               ---------------------------------------

                                       Operating Cash Flow        1,396      1,685       443     1,243
                                               Accumulated       10,284     11,969    12,412    13,654
                                                               ---------------------------------------

Other (Sources)/Uses:
---------------------
  Transfers to Delta Mills Marketing Co.                              5         36         4        50
  Transfers to Delta Woodside                                         6          -         -         -
  Employee Vacation Accrual and Severance Payouts                    12         39         7        34
  Vendor Deposits                                                     -          -         -         -
  DIP Fee, Factoring Fee, and Bank Interest                        (220)       198      (362)      840
  Proceeds from the Sale of PP&E                                      -          -         -         -
  Proceeds from the Sale of Remaining Inventory Total                 -          -         -         -
  Total (Sources) / Uses:                                          (197)       273      (352)      924
                                                               ---------------------------------------
                                 Delta Mills Net Cash Flow        1,593      1,412       795       319
                                               Accumulated        9,101     10,512    11,307    11,626
                                                               ---------------------------------------
Delta Woodside Industries, Inc.
-------------------------------
  Transfers (In)/Out from Delta Mills                                (6)         -         -         -
  Bank Fees                                                           -          -         -         -
  Other                                                               6          -         -         -
                                                               ---------------------------------------
  Total Disbursements - Delta Woodside                                6          -         -         -
                                                               ---------------------------------------
                              Delta Woodside Net Cash Flow            -          -         -         -
                                               Accumulated            -          -         -         -
                                                               ---------------------------------------

Delta Mills Marketing, Inc.
---------------------------
  Transfers (In)/Out from Delta Mills                                (5)       (36)       (4)      (50)
  Bank Fees                                                           -          -         -         -
  Payroll                                                             3         35         3        22
  Vacation and Severance Payouts                                      -          -         -        23
  Other                                                               2          1         0         4
                                                               ---------------------------------------
  Total Disbursements - Delta Woodside                                5         36         4        50
                                                               ---------------------------------------
                              Delta Woodside Net Cash Flow            -          -         -         -
                                               Accumulated            -          -         -         -
                                                               ---------------------------------------


                                   Page 2 of 7
                                                                                                                MOR-1

In re: Delta Woodside    UNITED STATES BANKRUPTCY COURT        Case no: 06-11146
Industries, Inc.              DISTRICT OF DELAWARE        12/3/2006 - 12/30/2006

Bank Reconciliations
--------------------

I attest that each of the debtors' bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end. Also attached is an example of the cash management report that the debtor prepares on all of its operating bank accounts other than petty cash on a daily basis.

/s/ W.H. Hardman, Jr.
--------------------
W.H. Hardman, Jr.
Chief Financial Officer
Delta Mills, et al.

In re: Delta Woodside    UNITED STATES BANKRUPTCY COURT        Case no: 06-11146
Industries, Inc.              DISTRICT OF DELAWARE        12/3/2006 - 12/30/2006

DELTA WOODSIDE INDUSTRIES, INC.
INCOME STATEMENT
                                                        Month Ended
                                                          12/30/2006
Net Sales                                                              -
Cost of goods sold                                                     -
                                                     --------------------
Gross profit (loss)                                                    -
Selling, general and administrative expenses                       9,298
Impairment and restructuring expenses
Other income (expense)                                                 -
                                                     --------------------
OPERATING LOSS                                                    (9,298)
Interest expense                                                    (373)
Gain on extinguishment of debt                                         -
                                                     --------------------
LOSS BEFORE INCOME TAXES                                          (9,671)
Income tax expense / (benefit)                                         -
                                                     --------------------
NET LOSS                                             $            (9,671)
                                                     ====================

                                                                           MOR-2

In re: Delta Woodside    UNITED STATES BANKRUPTCY COURT        Case no: 06-11146
Industries, Inc.              DISTRICT OF DELAWARE        12/3/2006 - 12/30/2006

BALANCE SHEET
AS OF 12/30/06
(In Thousands, Except Share Data)                      Delta Woodside
                                                       Industries, Inc.
                                                       As of 12/30/06
                                                       --------------
ASSETS
CURRENT ASSETS
Cash and cash equivalents                            $              2
 Accounts receivable:                                               0
   Factor and other                                                 0
   Less allowances for returns                                      0
                                                       --------------
                                                                    -
 Inventories
   Finished goods                                                   0
   Work in process                                                  0
   Raw materials and supplies                                       0
                                                       --------------
                                                                    -
 Deferred income taxes                                           (248)
 Other assets                                                       5
                                                       --------------
                        TOTAL CURRENT ASSETS                     (242)

PROPERTY, PLANT AND EQUIPMENT, at cost                              0
   Less accumulated depreciation                                    0
                                                       --------------
                                                                    -
DEFERRED LOAN COSTS, less accumulated depreciation
 of $5,966,000 (2006)and $5,856,000 (2005)                          0
TOTAL ASSETS                                         $           (242)
                                                       ==============
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
 Trade accounts payable - Post Petition              $              -
 Trade accounts payable checks outstanding                          0
 Revolving credit facility                                          0
 Accrued income taxes payable                                 (13,398)
 Payable to Affiliate Delta Mills Marketing, Inc.                   0
 Payable to Affiliate Delta Woodside Industries, Inc.               0
 Payable to Affiliate Delta Mills, Inc.                        (3,686)
 Payable to/(from) Affiliates                                  (3,686)
 Accrued employee compensation                                      0
 Accrued restructuring expenses                                     0
 Accrued and sundry liabilities                                    84
                                                       --------------
TOTAL CURRENT LIABILITIES                                     (17,000)
LIABLITIES SUBJECT TO COMPROMISE:
 Notes Payable                                                      0
 Trade Accounts Payable - Pre Petition                              0
 Accrued Interest - Notes Payable                                   0
                                                       --------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                             -
NONCURRENT DEFERRED INCOME TAXES                                 (248)
SHAREHOLDERS' EQUITY
 Common Stock -- par value $.01 a share -- authorized
  3,000 shares, issued and outstanding 100 shares                  59
 Additional paid-in capital                                    35,357
 Retained earnings(deficit)                                   (18,409)
                                                       --------------
TOTAL SHAREHOLDERS' EQUITY                                     17,007
                                                       --------------
COMMITMENTS AND CONTINGENCIES

TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY           $          (242)
                                                       ==============

                                  Page 5 of 7
                                                                           MOR-3

In re: Delta Woodside    UNITED STATES BANKRUPTCY COURT        Case no: 06-11146
Industries, Inc.              DISTRICT OF DELAWARE        12/3/2006 - 12/30/2006

Status of Post-petition Taxes


                                         Beginning Accrued  Liability Incurred   Disbursements to    Net Change in    Ending Accrued
                                            Liability           During               Taxing             Accrued          Liability
                                             Balance             Period             Authorities         Balance           Balance
                                         -------------------------------------------------------------------------------------------
North Carolina Department of Revenue            309,400.00                   -          -5,800.00        -5,800.00        303,600.00
Total Taxes                                     309,400.00                   -          -5,800.00        -5,800.00        303,600.00




                                                                             Number of Days Past Due
                                         -------------------------------------------------------------------------------------------
Summary of Unpaid Post-Petition Debts         Current               0-30           31-60             61-90         Over 90    Total
                                         -------------------------------------------------------------------------------------------
Accounts Payable                                  5,800.00               -            -                -                 -  5,800.00
Total Post-Petition Debts                         5,800.00               -            -                -                 -  5,800.00

                                  Page 6 of 7
                                                                           MOR-4

In re: Delta Woodside    UNITED STATES BANKRUPTCY COURT        Case no: 06-11146
Industries, Inc.              DISTRICT OF DELAWARE        12/3/2006 - 12/30/2006

                              DEBTOR QUESTIONNAIRE

Must be completed each month

1. Have any assets been sold or transferred outside the normal close of business reporting period? No.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No.

3. Have all postpetition tax returns been timely filed? Yes.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? Yes.

                                  Page 7 of 7
                                                                           MOR-5

In re: Delta Mills, Inc.  UNITED STATES BANKRUPTCY COURT       Case no: 06-11144
                              DISTRICT OF DELAWARE        12/3/2006 - 12/30/2006

                            Monthly Operating Report

                                                                       Document     Explanation
Required Documents                                        Form No.     Attached       Attached

Schedule of Cash Receipts and Disbursements               MOR - 1        Yes
   Bank Reconciliation                                    MOR - 1        Yes
   Copies of bank statements
   Cash disbursements journals
Statement of Operations                                   MOR - 2        Yes
Balance Sheet                                             MOR - 3        Yes
Status of Post-Petition Taxes                             MOR - 4        Yes
   Copies of IRS Form 6123 or payment receipt
   Copies of tax returns filed during reporting period
Summary of Unpaid Post-Petition Debts                     MOR - 4        Yes
   Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging              MOR - 5        Yes
Debtor Questionnaire                                      MOR - 5        Yes


---------------------------------------------   --------------------------------
Signature of Debtor                                           Date

---------------------------------------------   --------------------------------
Signature of Joint Debtor                                     Date

/s/ W. H. Hardman, Jr.                                  January 22, 2006
---------------------------------------------   --------------------------------
Signature of Authorized Individual

W. H. Hardman, Jr.                                  Chief Financial Officer
---------------------------------------------   --------------------------------
Printed Name of Authorized Individual           Title of Authorized Individual


In re: Delta Mills, Inc.  UNITED STATES BANKRUPTCY COURT       Case no: 06-11144
                              DISTRICT OF DELAWARE        12/3/2006 - 12/30/2006

Delta Mills, Inc., et. al.
(Dollars in Thousands)

-------------------------------------------------------------- -------- ---------- --------- ---------
                                                 WEEK ----->>        8          9        10        11
                                                               -------- ---------- --------- ---------
                                                                 09-Dec     16-Dec    23-Dec    30-Dec
                                                               ---------------------------------------


Delta Mills, Inc.
-----------------

Sales
-----
  Government Sales
  Twill Sales
                                                               ---------------------------------------
Total Net Sales                                                      954     1,244     1,439       555
                                                               ---------------------------------------
Opening Cash Balance                                                 150       150       103       100

Cash Receipts:
--------------
  Accounts Receivable Collections- Collections Basis                 506     1,032       839       547
  Accounts Receivable Collections- Maturity Basis                  1,501       811         -       811
  Nylon Payments/Other Total Cash Receipts                            48         8         4         1
                                                               ---------------------------------------
  Total Cash Receipts                                              2,055     1,850       843     1,358
                                                               ---------------------------------------
Operating Disbursements:
------------------------
  A / P Disbursements                                                 53         1       255        52
  Wires Out                                                          517        27        72        13
  Net Wages and Salaries                                              90       137        73        50
  Wind Down Team                                                       -         -         -         -
                                                               ---------------------------------------
  Total Operating Disbursements                                      659       165       400       115
                                                               ---------------------------------------
                                       Operating Cash Flow         1,396     1,685       443     1,243
                                               Accumulated        10,284    11,969    12,412    13,654
                                                               ---------------------------------------

Other (Sources)/Uses:
---------------------
  Transfers to Delta Mills Marketing Co.                               5        36         4        50
  Transfers to Delta Woodside                                          6         -         -         -
  Employee Vacation Accrual and Severance Payouts                     12        39         7        34
  Vendor Deposits                                                      -         -         -         -
  DIP Fee, Factoring Fee, and Bank Interest                         (220)      198      (362)      840
  Proceeds from the Sale of PP&E                                       -         -         -         -
  Proceeds from the Sale of Remaining Inventory Total                  -         -         -         -
                                                               ---------------------------------------
  Total (Sources) / Uses:                                           (197)      273      (352)      924
                                                               ---------------------------------------
                                 Delta Mills Net Cash Flow         1,593     1,412       795       319
                                               Accumulated         9,101    10,512    11,307    11,626
                                                               ---------------------------------------
Delta Woodside Industries, Inc.
-------------------------------
  Transfers (In)/Out from Delta Mills                                 (6)        -         -         -
  Bank Fees                                                            -         -         -         -
  Other                                                                6         -         -         -
                                                               ---------------------------------------
  Total Disbursements - Delta Woodside                                 6         -         -         -
                                                               ---------------------------------------
                              Delta Woodside Net Cash Flow             -         -         -         -
                                               Accumulated             -         -         -         -
                                                               ---------------------------------------

Delta Mills Marketing, Inc.
---------------------------
  Transfers (In)/Out from Delta Mills                                 (5)      (36)       (4)      (50)
  Bank Fees                                                            -         -         -         -
  Payroll                                                              3        35         3        22
  Vacation and Severance Payouts                                       -         -         -        23
  Other                                                                2         1         0         4
                                                               ---------------------------------------
  Total Disbursements - Delta Woodside                                 5        36         4        50
                                                               ---------------------------------------
                              Delta Woodside Net Cash Flow             -         -         -         -
                                               Accumulated             -         -         -         -
                                                               ---------------------------------------

                                  Page 2 of 7

                                                                           MOR-1

In re: Delta Mills, Inc. UNITED STATES BANKRUPTCY COURT        Case no: 06-11146
                              DISTRICT OF DELAWARE        12/3/2006 - 12/30/2006

Bank Reconciliations
--------------------

I attest that each of the debtors' bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end. Also attached is an example of the cash management report that the debtor prepares on all of its operating bank accounts other than petty cash on a daily basis.

/s/ W.H. Hardman, Jr.
--------------------
W.H. Hardman, Jr.
Chief Financial Officer
Delta Mills, et al.

In re: Delta Mills, Inc.  UNITED STATES BANKRUPTCY COURT       Case no: 06-11144
                              DISTRICT OF DELAWARE        12/3/2006 - 12/30/2006

DELTA MILLS, INC.                                        Month Ended
INCOME STATEMENT                                         12/30/2006
                                                     --------------------



Net Sales                                                      4,135,443
Cost of goods sold                                             5,944,904
                                                     --------------------
Gross profit (loss)                                           (1,809,461)
Selling, general and administrative expenses                     460,283
Impairment and restructuring expenses
Other income (expense)                                            22,479
                                                     --------------------
  OPERATING LOSS                                             (2,247,264)
  Interest expense                                             (154,831)
  Gain on extinguishment of debt                                       -
                                                     --------------------
LOSS BEFORE INCOME TAXES                                     (2,402,096)
Income tax expense / (benefit)                                         -
                                                     --------------------
NET LOSS                                             $        (2,402,096)
                                                     ====================

                                  Page 4 of 7
                                                                           MOR-2

In re: Delta Mills, Inc.  UNITED STATES BANKRUPTCY COURT       Case no: 06-11144
                              DISTRICT OF DELAWARE        12/3/2006 - 12/30/2006

BALANCE SHEET
AS OF 12/30/06                                             Delta Mills, Inc.
(In Thousands, Except Share Data)                            As of 12/30/06
                                                           -----------------
ASSETS
CURRENT ASSETS
 Cash and cash equivalents                                 $               -
 Accounts receivable:                                                      0
   Factor and other                                                   16,966
   Less allowances for returns                                            99
                                                           -----------------
                                                                      16,867
 Inventories
   Finished goods                                                      3,867
   Work in process                                                         0
   Raw materials and supplies                                          2,903
                                                           -----------------
                                                                       6,770
 Deferred income taxes                                                   493
 Other assets                                                          1,771
                                                           -----------------
                    TOTAL CURRENT ASSETS                              25,900

PROPERTY, PLANT AND EQUIPMENT, at cost                                86,528
   Less accumulated depreciation                                      54,836
                                                           -----------------
                                                                      31,692
DEFERRED LOAN COSTS AND OTHER ASSETS                                      71
TOTAL ASSETS                                               $          57,664
                                                           -----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
 Trade accounts payable - Post Petition                    $             120
 Trade accounts payable checks outstanding                               112
 Revolving credit facility                                             6,066
 Accrued income taxes payable                                         12,394
 Payable to/(from) Affiliates                                          6,077
 Accrued employee compensation                                           237
 Accrued restructuring expenses                                            0
 Accrued and sundry liabilities                                        1,813
                                                           -----------------
TOTAL CURRENT LIABILITIES                                             26,819
LIABLITIES SUBJECT TO COMPROMISE:
 Notes Payable                                                        30,941
 Trade Accounts Payable - Pre Petition                                 3,550
 Accrued Interest - Notes Payable                                      1,836
                                                           -----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                               36,327
NONCURRENT DEFERRED INCOME TAXES                                       2,061
SHAREHOLDERS' EQUITY
 Common Stock -- par value $.01 a share -- authorized
 3,000 shares, issued and outstanding 100 shares                           1
 Additional paid-in capital                                           51,791
 Retained earnings(deficit)                                          (59,336)
                                                           -----------------
TOTAL SHAREHOLDERS' EQUITY                                            (7,544)
                                                           -----------------
COMMITMENTS AND CONTINGENCIES

TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY                $          57,664
                                                           =================


                                  Page 5 of 7
                                                                           MOR-3

In re: Delta Mills, Inc.  UNITED STATES BANKRUPTCY COURT       Case no: 06-11144
                              DISTRICT OF DELAWARE        12/3/2006 - 12/30/2006


Status of Post-petition Taxes

                                      Beginning Accrued Liability Incurred    Disbursements to   Net Change in     Ending Accrued
                                      Liability Balance   During Period      Taxing Authorities Accrued Balance   Liability Balance
                                      ----------------------------------------------------------------------------------------------
Federal Withholding                         49,307.80          53,834.84           -61,338.95         -7,504.11           41,803.69

South Carolina Withholding                  24,070.84          22,819.61           -28,332.73         -5,513.12           18,557.72

FICA - Employee                             31,573.64          25,395.25           -33,833.32         -8,438.07           23,135.57

FICA - Employer                             31,573.64          25,395.25           -33,833.32         -8,438.07           23,135.57

Total Taxes                                136,525.92         127,444.95          -157,338.32        -29,893.37          106,632.55




                                                                          Number of Days Past Due
                                        --------------------------------------------------------------------------------------------
Summary of Unpaid Post-Petition Debts     Current        0-30              31-60                 61-90            Over 90   Total
                                        --------------------------------------------------------------------------------------------
Accounts Payable                            27,141.72          -             5,360.35                 -                 -  32,502.07
Total Post-Petition Debts                   27,141.72          -             5,360.35                 -                 -  32,502.07

                                  Page 6 of 7
                                                                           MOR-4

In re: Delta Mills, Inc.  UNITED STATES BANKRUPTCY COURT       Case no: 06-11144
                              DISTRICT OF DELAWARE        12/3/2006 - 12/30/2006

                  ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period:                 $              18,000,134.53
+ Amounts billed during the period                                                                  4,191,983.92
- Amounts collected (net) during the period                                                        (5,003,956.88)
                                                                                    ----------------------------
Total Accounts Receivable at the end of the reporting period:                       $              17,188,161.57
                                                                                    ============================
Accounts Receivable Aging (Does Not Include Credits)                                               13,236,714.01
Days Outstanding
Current (0 - 60 days):
61 - 90 days old:                                                                   $               4,145,993.14
91 - 120 days old:                                                                                  1,111,656.32
121 - 150 days old:                                                                                    47,164.80
151+ days old:                                                                                        112,895.07
                                                                                    ----------------------------
Total Accounts Receivable                                                           $              18,654,423.34
                                                                                    ----------------------------
Amount considered uncollectible (Bad Debt)                                                            (98,935.25)

Accounts Receivable (Net)                                                           $              18,555,488.09
                                                                                    ============================



                              DEBTOR QUESTIONNAIRE

Must be completed each month

1. Have any assets been sold or transferred outside the normal course of business this reporting period? No.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No.

3.   Have all postpetition tax returns been timely filed? Yes.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? Yes.

                                  Page 7 of 7
                                                                           MOR-5

In re: Delta Mills       UNITED STATES BANKRUPTCY COURT        Case no: 06-11147
Marketing, Inc.               DISTRICT OF DELAWARE        1213/2006 - 12/30/2006

                            Monthly Operating Report


                                                                       Document     Explanation
Required Documents                                        Form No.     Attached       Attached

Schedule of Cash Receipts and Disbursements               MOR - 1        Yes
   Bank Reconciliation                                    MOR - 1        Yes
   Copies of bank statements
   Cash disbursements journals
Statement of Operations                                   MOR - 2        Yes
Balance Sheet                                             MOR - 3        Yes
Status of Post-Petition Taxes                             MOR - 4        Yes
   Copies of IRS Form 6123 or payment receipt
   Copies of tax returns filed during reporting period
Summary of Unpaid Post-Petition Debts                     MOR - 4        Yes
   Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging              MOR - 5        N/A
Debtor Questionnaire                                      MOR - 5        Yes


---------------------------------------------   --------------------------------
Signature of Debtor                                           Date

---------------------------------------------   --------------------------------
Signature of Joint Debtor                                     Date

/s/ W. H. Hardman, Jr.                                  January 22, 2006
---------------------------------------------   --------------------------------
Signature of Authorized Individual

W. H. Hardman, Jr.                                  Chief Financial Officer
---------------------------------------------   --------------------------------
Printed Name of Authorized Individual           Title of Authorized Individual

In re: Delta Mills       UNITED STATES BANKRUPTCY COURT        Case no: 06-11147
Marketing, Inc.               DISTRICT OF DELAWARE        1213/2006 - 12/30/2006


Delta Mills, Inc., et. al.
(Dollars in Thousands)

-------------------------------------------------------------- -------- ---------- --------- ---------
                                                 WEEK ----->>        8          9        10        11
                                                               -------- ---------- --------- ---------
                                                                  09-Dec    16-Dec    23-Dec    30-Dec
                                                               ---------------------------------------


Delta Mills, Inc.
-----------------

Sales
-----
  Government Sales
  Twill Sales
                                                               ---------------------------------------
Total Net Sales                                                      954     1,244     1,439       555
                                                               ---------------------------------------
Opening Cash Balance                                                 150       150       103       100

Cash Receipts:
--------------
  Accounts Receivable Collections- Collections Basis                 506     1,032       839       547
  Accounts Receivable Collections- Maturity Basis                  1,501       811         -       811
  Nylon Payments/Other Total Cash Receipts                            48         8         4         1
                                                               ---------------------------------------
  Total Cash Receipts                                              2,055     1,850       843     1,358
                                                               ---------------------------------------
Operating Disbursements:
------------------------
  A / P Disbursements                                                 53         1       255        52
  Wires Out                                                          517        27        72        13
  Net Wages and Salaries                                              90       137        73        50
  Wind Down Team                                                       -         -         -         -
                                                               ---------------------------------------
  Total Operating Disbursements                                      659       165       400       115
                                                               ---------------------------------------
                                       Operating Cash Flow         1,396     1,685       443     1,243
                                               Accumulated        10,284    11,969    12,412    13,654
                                                               ---------------------------------------

Other (Sources)/Uses:
---------------------
  Transfers to Delta Mills Marketing Co.                               5        36         4        50
  Transfers to Delta Woodside                                          6         -         -         -
  Employee Vacation Accrual and Severance Payouts                     12        39         7        34
  Vendor Deposits                                                      -         -         -         -
  DIP Fee, Factoring Fee, and Bank Interest                         (220)      198      (362)      840
  Proceeds from the Sale of PP&E                                       -         -         -         -
  Proceeds from the Sale of Remaining Inventory Total                  -         -         -         -
                                                               ---------------------------------------
  Total (Sources) / Uses:                                           (197)      273      (352)      924
                                                               ---------------------------------------
                                 Delta Mills Net Cash Flow         1,593     1,412       795       319
                                               Accumulated         9,101    10,512    11,307    11,626
                                                               ---------------------------------------
Delta Woodside Industries, Inc.
-------------------------------
  Transfers (In)/Out from Delta Mills                                 (6)        -         -         -
  Bank Fees                                                            -         -         -         -
  Other                                                                6         -         -         -
                                                               ---------------------------------------
  Total Disbursements - Delta Woodside                                 6         -         -         -
                                                               ---------------------------------------
                              Delta Woodside Net Cash Flow             -         -         -         -
                                               Accumulated             -         -         -         -
                                                               ---------------------------------------

Delta Mills Marketing, Inc.
---------------------------
  Transfers (In)/Out from Delta Mills                                 (5)      (36)       (4)      (50)
  Bank Fees                                                            -         -         -         -
  Payroll                                                              3        35         3        22
  Vacation and Severance Payouts                                       -         -         -        23
  Other                                                                2         1         0         4
                                                               ---------------------------------------
  Total Disbursements - Delta Woodside                                 5        36         4        50
                                                               ---------------------------------------
                              Delta Woodside Net Cash Flow             -         -         -         -
                                               Accumulated             -         -         -         -
                                                               ---------------------------------------

                                  Page 2 of 7
                                                                           MOR-1

In re: Delta Mills       UNITED STATES BANKRUPTCY COURT        Case no: 06-11147
Marketing, Inc.               DISTRICT OF DELAWARE        1213/2006 - 12/30/2006

Bank Reconciliations
--------------------

I attest that each of the debtors' bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end. Also attached is an example of the cash management report that the debtor prepares on all of its operating bank accounts other than petty cash on a daily basis.

/s/ W.H. Hardman, Jr.
--------------------
W.H. Hardman, Jr.
Chief Financial Officer
Delta Mills, et al.

In re: Delta Mills       UNITED STATES BANKRUPTCY COURT        Case no: 06-11147
Marketing, Inc.               DISTRICT OF DELAWARE        1213/2006 - 12/30/2006


DELTA MILLS MARKETING, INC.                              Month Ended
INCOME STATEMENT                                         12/30/2006
                                                     --------------------

Net Sales                                                              -
Cost of goods sold                                                     -
                                                     --------------------
Gross profit (loss)                                                    -
Selling, general and administrative expenses                     (28,910)
Impairment and restructuring expenses
Other income (expense)
                                                     --------------------
  OPERATING LOSS                                                  28,910
  Interest expense                                                     -
  Gain on extinguishment of debt                                       -
                                                     --------------------
LOSS BEFORE INCOME TAXES                                          28,910
Income tax expense / (benefit)                                         -
                                                     --------------------
NET INCOME                                           $            28,910
                                                     ====================

                                  Page 4 of 7
                                                                           MOR-2

In re: Delta Mills       UNITED STATES BANKRUPTCY COURT        Case no: 06-11147
Marketing, Inc.               DISTRICT OF DELAWARE        1213/2006 - 12/30/2006


BALANCE SHEET                                                            Delta Mills
AS OF 12/02/06                                                         Marketing Inc.
(In Thousands, Except Share Data)                                      As of 12/23006
                                                                       --------------
 ASSETS
 CURRENT ASSETS
  Cash and cash equivalents                                        $                6
  Accounts receivable:                                                              0
   Factor and other                                                                 0
   Less allowances for returns                                                      0
                                                                       --------------
                                                                                    -
  Inventories
    Finished goods                                                                  0
    Work in process                                                                 0
    Raw materials and supplies                                                      0
                                                                       --------------
                                                                                    -
  Deferred income taxes                                                            55
  Other assets                                                                    (45)
                                                                       --------------

                         TOTAL CURRENT ASSETS                                      15
  Land and land improvements
  Buildings
  Machinery and equipment
  Furniture, fixtures and office equipment
  Leasehold improvements
  Construction in progress
                                                                       --------------
PROPERTY, PLANT AND EQUIPMENT, at cost                                            265
  Less accumulated depreciation                                                   264
                                                                       --------------
                                                                                    0
DEFERRED LOAN COSTS, less accumulated depreciation
 of $5,966,000 (2006)and $5,856,000 (2005)                                          0
TOTAL ASSETS                                                     $                 16
                                                                        =============

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
 Trade accounts payable - Post Petition                          $                 51
 Trade accounts payable checks outstanding                                          0
 Revolving credit facility                                                          0
 Accrued income taxes payable                                                   1,301
 Payable to Affiliate Delta Mills Marketing, Inc.                                   0
 Payable to Affiliate Delta Woodside Industries, Inc.                               0
 Payable From Affiliate Delta Mills, Inc.                                      (2,391)
 Payable to/(from) Affiliates                                                       0
 Accrued employee compensation                                                      7
 Accrued restructuring expenses                                                     0
 Accrued and sundry liabilities                                                   138
                                                                       --------------
TOTAL CURRENT LIABILITIES                                                        (894)
LIABLITIES SUBJECT TO COMPROMISE:
 Notes Payable                                                                      0
 Trade Accounts Payable - Pre Petition                                              0
 Accrued Interest - Notes Payable                                                   2
                                                                       --------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                             2
NONCURRENT DEFERRED INCOME TAXES                                               (1,514)
SHAREHOLDERS' EQUITY
 Common Stock -- par value $.01 a share -- authorized
 3,000 shares, issued and outstanding 100 shares                                    0
 Additional paid-in capital                                                         0
 Retained earnings(deficit)                                                     2,421
                                                                       --------------
TOTAL SHAREHOLDERS' EQUITY                                                      2,421
                                                                       --------------
COMMITMENTS AND CONTINGENCIES

TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY                       $                16
                                                                       ==============

                                  Page 5 of 7
                                                                           MOR-3

In re: Delta Mills       UNITED STATES BANKRUPTCY COURT        Case no: 06-11147
Marketing, Inc.               DISTRICT OF DELAWARE        1213/2006 - 12/30/2006


Satus of Post-petition Taxes


                                      Beginning Accrued    Liability Incurred    Disbursements to   Net Change in   Ending Accrued
                                      Liability Balance      During Period      Taxing Authorities Accrued Balance Liability Balance
                                     -----------------------------------------------------------------------------------------------


Federal Withholding                         13,883.74           24,376.15            -27,525.02          -3,148.87         10,734.87

South Carolina Withholding

California Withholding                         100.00                 200                  -100             100.00            200.00

FICA - Employee                              1,156.60            2,194.07             -2,646.68            -452.61            703.99

FICA - Employer                              1,156.60            2,194.07             -2,646.68            -452.61            703.99

Georgia Withholding                            340.35                   0                     0               0.00            340.35

New York City and State Withholding          3,397.48            6,338.53             -6,942.04            -603.51          2,793.97

Total Taxes                                 20,034.77           35,302.82            -39,860.42          -4,557.60         15,477.17




                                                                      Number of Days Past Due
                                                     -------------------------------------------------------------------------------
Summary of Unpaid Post-Petition Debts       Current                0-30                 31-60     61-90           Over 90      Total
                                        --------------------------------------------------------------------------------------------
Accounts Payable                               138.52                   -                     -       -                  -    138.52

Rent/Leases - Building                              -                   -             51,331.00        -                 - 51,331.00

Total Post-Petition Debts                      138.52                   -             51,331.00        -                 - 51,469.52

                                  Page 6 of 7
                                                                           MOR-4

In re: Delta Mills       UNITED STATES BANKRUPTCY COURT        Case no: 06-11147
Marketing, Inc.               DISTRICT OF DELAWARE        1213/2006 - 12/30/2006


                              DEBTOR QUESTIONNAIRE

Must be completed each month

1. Have any assets been sold or transferred outside the normal course of business this reporting period? No.

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No.

3.   Have all postpetition tax returns been timely filed? Yes.

4. Are workers compensation, general liability and other necessary insurance coverages in effect? Yes.

                                  Page 7 of 7
                                                                           MOR-5